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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 27, 2005

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
                     (EXACT NAME OF REGISTRANT AS SPECIFIED
                                   IN CHARTER)

            NEVADA                           0-23511              87-0412182
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)     (IRS EMPLOYER
      INCORPORATION) NO.)                                       IDENTIFICATION)


695 TOWN CENTER DRIVE, SUITE 260, COSTA MESA, CALIFORNIA            92626
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       Registrant's telephone number, including area code: (714) 434-9191
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Rescission, Restructuring and Assignment Agreement

      On January 27, 2005, Integrated Healthcare Holdings Inc. (the "Company") entered into a Rescission, Restructuring and Assignment Agreement (the "Restructuring Agreement") with Kali P. Chaudhuri, M.D., William E. Thomas, Anil
V. Shah, M.D., and Orange County Physicians Investment Network, LLC. The Restructuring Agreement amends certain provisions of the Secured Convertible Note Purchase Agreement, dated as of September 28, 2004, between the Company and Kali P. Chaudhuri, M.D., as amended on November 16, 2004, pursuant to which Dr. Chaudhuri was issued a $500,000 Secured Convertible Promissory Note, a $10,000,000 Secured Promissory Note, and a Stock Option Agreement dated November 16, 2004. The following is a brief description of the material terms of the Restructuring Agreement, which is qualified in its entirety by reference to
Exhibit 99.1 filed herewith:

      o Upon the satisfaction of certain conditions, the aforementioned $500,000 Secured Convertible Promissory Note, $10,000,000 Secured Promissory Note, and Stock Option Agreement held by Kali P. Chaudhuri, M.D. will each be rescinded and cancelled;

      o OC-PIN will pay or cause the Company to pay to Kali P. Chaudhuri, M.D., or will cause to be released from escrow back to Kali P. Chaudhuri, M.D., $10,000,000 plus accrued interest;

      o The Company will issue to Kali P. Chaudhuri, M.D. and William E. Thomas (i) non-convertible secured promissory notes reflecting amounts loaned to the Company by Dr. Chaudhuri as well as expenditures made by Dr. Chaudhuri on the Company's behalf or for the Company's benefit, plus accrued interest and (ii) warrants to acquire up to 24.9% of the common stock of the Company exercisable for a period of 18 months beginning 2 years after issuance of the warrants;

      o The Company will issue to Kali P. Chaudhuri, M.D. and William E. Thomas a general pre-emptive right to participate in future sales of equity securities by the Company up to 24.9%, and a tag-along right relating to future issuances of stock to Dr. Shah or OC-PIN;

      o OC-PIN and Kali P. Chaudhuri, M.D. will form a new real estate holding company to own and operate certain real estate assets acquired from Tenet, with Dr. Chaudhuri to own no more than 49% of the holding company. The Company and the holding company will be co-borrowers with respect to a proposed credit facility and will enter into a mutually acceptable inter-borrower and cross-indemnity agreement. The holding company will enter into a Triple Net Hospital And Medical Office Building Lease with the Company in substantially the form attached to the Restructuring Agreement.

Stock Purchase Agreement with OC-PIN

      On January 28, 2005, the Company entered into a Stock Purchase Agreement with Orange County Physicians Investment Network, LLC, pursuant to which OC-PIN will invest $30,000,000 in the Company for an aggregate of 108,000,000 shares of common stock of the Company (a portion of which shares will be acquired by an affiliate of OC-PIN). In addition, the Purchase Option Agreement, dated November 16, 2004, between the Company and Dr. Anil V. Shah has been terminated. The foregoing is qualified in its entirety by reference to Exhibit 99.2 filed herewith.

Tenet Agreements

      On January 28, 2005, the Company entered into a letter agreement with subsidiaries of Tenet Healthcare Corporation ("Tenet") pursuant to which Tenet agreed to extend the closing date of the Company's pending acquisition of four hospital facilities from Tenet to February 28, 2005 from the original date of December 31, 2004. In addition, the Company agreed to make non-refundable $5,000,000 of its good-faith deposit. The foregoing is qualified in its entirety by reference to Exhibit 99.3 filed herewith.

      In addition, on January 28, 2005, the Company agreed with Tenet to amend the pending Asset Sale Agreement, dated September 29, 2004, between the Company and Tenet to substitute Dr. Anil V. Shah as guarantor of the Chapman Medical Center Leases. The foregoing is qualified in its entirety by reference to
Exhibit 99.4 filed herewith.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      Reference is made to disclosures contained in Item 1.01 above involving the unregistered sales of equity securities of the Company, which disclosure is incorporated herein by reference. These sales of securities were made to accredited investors pursuant to Regulation D of the Securities Act of 1933.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT.

      Pursuant to the transactions described above in Item 1.01, Dr. Anil V. Shah, OC-PIN and their affiliates will acquire 108,000,000 shares of common stock, constituting control of the Company. Based on the currently outstanding shares of common stock of the Company (not including any outstanding options, warrants or other instruments convertible into common stock), these shares when fully issued would amount to approximately 84% of the outstanding shares of the Company. Pursuant to this investment, Dr. Anil V. Shah was appointed a director of the Company. The sources of funds used to make this investment are described in Item 1.01 and the exhibits attached hereto, each of which is incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective January 31, 2005, Dr. Anil V. Shah was appointed a member of the board of directors of the Company, and elected Chairman of the Board.

      There are a number of currently proposed transactions involving Dr. Shah, all of which have been disclosed in this Report on Form 8-K, the Company's Report on Form 8-K dated November 22, 2004, and the Company's Report on Form 8-K dated October 5, 2004, each of which is hereby incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

99.1 Rescission, Restructuring and Assignment Agreement, dated January 27, 2005, by and among the Registrant, Kali P. Chaudhuri, M.D., William E. Thomas, Anil V. Shah, M.D., and Orange County Physicians Investment Network, LLC


99.2 Stock Purchase Agreement, dated January 28, 2005, by and between the Registrant and Orange County Physicians Investment Network, LLC


99.3 Letter Agreement, dated January 28, 2005, by and between the Registrant and subsidiaries of Tenet Healthcare Corporation

99.4 First Amendment to Asset Sale Agreement, dated January 28, 2005, by and between the Registrant and subsidiaries of Tenet Healthcare Corporation

99.5  Press Release issued by Registrant on January 28, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Integrated Healthcare Holdings, Inc.

                                        By: /s/ Bruce Mogel
                                           -------------------------------------
                                        Name:  Bruce Mogel
                                        Title: Chief Executive Officer

Date: February 2, 2005

                                INDEX TO EXHIBITS


EXHIBIT                          DESCRIPTION
NUMBER

99.1 Rescission, Restructuring and Assignment Agreement, dated January 27, 2005, by and among the Registrant, Kali P. Chaudhuri, M.D., William E. Thomas, Anil V. Shah, M.D., and Orange County Physicians Investment Network, LLC

99.2 Stock Purchase Agreement, dated January 28, 2005, by and between the Registrant and Orange County Physicians Investment Network, LLC

99.3 Letter Agreement, dated January 28, 2005, by and between the Registrant and subsidiaries of Tenet Healthcare Corporation

99.4 First Amendment to Asset Sale Agreement, dated January 28, 2005, by and between the Registrant and subsidiaries of Tenet Healthcare Corporation

99.5  Press Release issued by Registrant on January 28, 2005